UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21582
                                                     ---------

             Madison / Claymore Covered Call & Equity Strategy Fund
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
             Madison / Claymore Covered Call & Equity Strategy Fund
                            2455 Corporate West Drive
                                 Lisle, IL 60532
    -------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2009
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


   SEMIANNUAL
       REPORT                                            MADISON/CLAYMORE |
June 30, 2009                         COVERED CALL & EQUITY STRATEGY FUND | MCN
  (Unaudited)



                              Picture of a bridge




Madison                                                       Logo: CLAYMORE(SM)
Investment Advisors
                                                     www.madisonclaymore.com/mcn
                                                    ... your road to the LATEST,
                                           most up-to-date INFORMATION about the
                            Madison/Claymore Covered Call & Equity Strategy Fund


                                MCN   | Madison/Claymore
                              LISTED  | Covered Call &
                              NYSE(R) | Equity Strategy
                                        Fund

Madison                                                        Logo CLAYMORE(SM)
Investment Advisors

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.MADISONCLAYMORE.COM/MCN, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dear SHAREHOLDER |

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended June 30, 2009.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund's portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents. The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the Fund's selection criteria.

Claymore Advisors, LLC ("Claymore") is the Investment Adviser to the Fund. Claymore entities provided supervision, management, servicing and/or distribution on approximately $12.9 billion in assets as of June 30, 2009. Madison Asset Management, LLC ("MAM"), a subsidiary of Madison Investment Advisors, Inc., is the Fund's investment manager. Founded in 1974, MAM is an independently owned firm that, with its affiliates, manages billions in individual, corporate, pension, insurance, endowment, and mutual fund assets. As of July 1, 2009, Madison managed or supervised in excess of $13.5 billion in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2009, the Fund provided a total return based on market price of 20.90% and a total return based on NAV of 16.79%. As of June 30, 2009, the Fund's market price of $6.98 per share represented a discount of 17.00% to its NAV of $8.41 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 26 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund paid quarterly dividends of $0.2400 on February 27, 2009, and $0.1800 on May 29, 2009. The most recent dividend represents an annualized distribution rate of 10.32% based on the Fund's closing market price of $6.98 on June 30, 2009. However, there is no guarantee that this level of income will be maintained.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about MAM's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.



                                           Semiannual Report | June 30, 2009 | 3

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | DEAR SHAREHOLDER continued

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/mcn.


Sincerely,


/s/ J. Thomas Futrell


J. Thomas Futrell
Chief Executive Officer
Madison/Claymore Covered Call & Equity Strategy Fund

AN UPDATE ON THE FUND
AGREEMENT AND PLAN OF MERGER

On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new investment advisory agreement with the Investment Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by the Fund's shareholders.

SHARE REPURCHASE PLAN

On July 22, 2009, the Fund's Board of Trustees approved an open market share repurchase plan (the "Plan") and the Fund added an additional portfolio manager.

Under the terms of the Plan, the Fund is authorized to purchase up to 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund. The amount and timing of repurchases will be at the discretion of the Investment Manager to the Fund, and subject to market conditions and investment considerations. The Fund intends to conduct the Plan in accordance with Rule 10b-18 under the Securities Exchange Act of 1934.

The Plan is intended to enhance shareholder value. The Fund's Board of Trustees has authorized the share repurchase program in the belief that share repurchases may at times represent attractive investment opportunities for the Fund. There is no assurance that the Fund will purchase shares at any particular discount levels or in any particular amounts. There is also no assurance that the market price of the Fund's shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases.

PORTFOLIO MANAGER

Ray Di Bernardo, CFA, will join Frank Burgess in the day-to-day portfolio management responsibilities for the Fund. Mr. Di Bernardo brings over 15 years of equity management expertise to his role at Madison Asset Management ("Madison"). Prior to joining the Madison organization in 2003, he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of numerous international and emerging market mutual funds at a Toronto-based international equity firm. Mr. Di Bernardo holds a BA from the University of Western Ontario and is a CFA charterholder.



4 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund
QUESTIONS & ANSWERS |

We at Madison Asset Management, LLC are pleased to address the progress of our Fund, the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund" or "MCN") for the six-month period ended June 30, 2009. Introduced in July of 2004, the Fund continues to pursue its objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at a reasonable price with respect to their long-term earnings growth rates. Our option-writing strategy seeks to provide a consistent income from option premiums, which we expect to help achieve our goal of providing a high level of current income and current gains with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC ("MAM"), a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages in excess of $13.5 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of July 1, 2009. On June 30, 2009, Madison Investment Advisors, Inc. entered into a joint venture with CUNA Mutual Insurance Society ("CMIS") pursuant to which CMIS acquired a non-voting interest in MAM.


================================================================================
WHAT HAPPENED IN THE MARKET DURING THE FIRST HALF OF 2009?

The wild ride for stock investors during the first half of 2009 can be traced by the path of the S&P 500 Index (the "Index"), which is often used as a proxy for the overall market. The Index began the year with the same downward momentum that characterized 2008, when the market dropped a record-setting -37%. The Index fell an additional -25% by March 9, then rallied strongly through May before consolidating gains as the first half of the year came to an end. By June 30, the Index had made up its early losses, finishing with a deceivingly average-looking year-to-date return of 3.16%.

Over the past 12 months, the market has been buffeted by unprecedented financial woes, economic recession, unprecedented government stimulus programs and wide swings of investor psychology. In the fall of 2008, the collapse of Lehman Brothers and the subsequent massive interventions from the Federal government raised hopes that the worst was behind. But as we entered the first months of 2009, a new wave of uncertainty gripped the market. The new administration's announcements of dramatic and sizable support initiatives were not enough to overcome the continuing negative economic and corporate news. The economy, as measured by GDP, was dropping at an annualized 6% rate, and employment fell at a record-setting pace. The crisis in the housing market showed no sign of abating and the domestic automobile business was in freefall. It was no wonder that consumer sentiment hit a new low and investor sentiment could be summed up in one word: fearful.

From the market lows in early March, the S&P rallied strongly through most of the remaining period, ending the six months in plus territory for the first half of 2009. This rebound was not so much driven by positive news as it was by diminishing worry. In other words, investors who were once worried about the collapse of the global financial system and another Great Depression were beginning to believe that the economic problems were deep, but not fathomless. By the later part of the period, some of the important economic indicators showed signs of bottoming and other problem areas showed decreasing losses. These signs, however modest, were eagerly noted by investors looking for hints of recovery and as we entered the second half of the period, the market sentiment shifted from fear to hope.


================================================================================
HOW DID THE FUND PERFORM GIVEN THE MARKETPLACE CONDITIONS DURING THE FIRST HALF OF 2009?

We are very pleased to report that MCN performed admirably through the very tumultuous first half of 2009. For the six months ended June 30, 2009, the Fund provided a total return based on market price of 20.90% and a return of 16.79% based on NAV. This compared favorably to the S&P 500 Index which returned 3.16% and the Chicago Board of Options Exchange ("CBOE") S&P BuyWrite Index (BXM) which posted a 7.71% return over the same period. The Fund's market price as of June 30, 2009 was $6.98, representing a discount of 17.0% to the NAV of $8.41. The discount to NAV has narrowed somewhat compared to the 18.7% level as of December 31, 2008, however, it has narrowed dramatically from the levels



                                           Semiannual Report | June 30, 2009 | 5

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

seen in early March when investor fear drove discounts to record levels.

The Fund's strong performance during the period was powered by a combination of very favorable underlying stock performance coupled with an option strategy that allowed the Fund to participate in the market rally. Technology and Consumer Discretionary stocks were among the best-performing sectors during the first half and the Fund was well represented in these areas. The Fund has little exposure to the Telecommunications, Utilities and Industrial Sectors which all lagged the market during the first half of the year. The Fund entered the year with the vast majority of options "out-of-the-money" and we continued to write calls well "out-of-the-money" at attractive premiums during the early part of the year (out-of-the-money means the stock price is below the strike price at which the shares would be called away). This allowed the Fund to capture meaningful upside as the market rallied off the March lows.


================================================================================
DESCRIBE THE FUND'S PORTFOLIO EQUITY AND OPTION STRUCTURE:

As of June 30, 2009, the Fund held 57 equity securities. Unexpired covered call options had been written against 78% of the Fund's stock holdings as of June 30, 2009. In addition, 65% of the Fund's total assets were invested in common stocks of large capitalization issuers. During the first half of 2009, the Fund generated premiums of $11.1 million from its covered call writing activities. It is the strategy of the Fund to write "out-of-the-money" call options and at June 30, 57% of the Fund's call options (60 of 106 different options) remained "out-of-the-money." The number of "out-of-the-money" options has declined from the beginning of the year as the strength of the market rally has moved many share prices above the corresponding strike price of the options held by the Fund. The Fund's managers have also begun writing options "closer-to-the-money" in order to capture higher premium income and provide the Fund added protection from a reversal in the market's upward surge.

The Fund has the ability to utilize leverage in order to take advantage of opportunities in the equity and/or option markets. At the beginning of the year, the Fund was leveraged to 14% of managed assets through its established credit facility. While this provided a slight headwind during the early months of the year as the market continued to correct, the use of leverage was a contributor to the Fund's ability to dramatically outperform during the ensuing market upturn. As the market continued higher in the second quarter of the year, leverage was slowly reduced to a level of 7.4% of managed assets by June 30, 2009.


================================================================================
WHICH SECTORS ARE PREVALENT IN THE FUND?

From a sector perspective, MCN's largest exposure as of June 30, 2009 was to the technology (and technology related) sector, followed by health care, consumer discretionary, financials and energy. The Fund was not invested in the materials, consumer staples and utilities sectors as of June 30, 2009.


================================================================================
DESCRIBE THE FUND'S DIVIDEND HISTORY FOR THE PERIOD:

The Fund paid quarterly dividends of $0.24 per share on February 27, 2009 and $0.18 per share on May 29, 2009. At the Fund's closing market price of $6.98 per share on June 30, 2009 and at the latest quarterly rate of $0.18, the Fund's dividend yield was 10.32%.


================================================================================
DISCUSS THE FUND'S SECURITY AND OPTION SELECTION PROCESS:

The Fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand," meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. MAM seeks to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up



6 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we strive to bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.


================================================================================
WHAT IS THE MANAGEMENT'S OUTLOOK FOR THE MARKET AND FUND IN THE REMAINDER OF
2009?

After watching the market drop and then rebound during the past six months, the question remains: Is this the beginning of a new bull market or a rally within a bear market? The answer may lie in an old market adage which describes rallies following a bear market: "First comes price, then comes optimism and then comes earnings." The price piece of this equation can be seen in the S&P 500's 37% rally from the March low through period end. Optimism improved markedly since the bleak days of early March, when there was real fear of a total collapse of the global financial system. However, positive earnings news remained sparse, leading us to the conclusion that it is too early to confidently categorize the latest rally. For the market to truly transition into a new bull market phase, we need evidence of a return to positive revenue and earnings growth and although earnings are stabilizing mainly through cost cutting efforts, revenue growth will only become sustainable once the economy begins growing again. We do expect overall corporate earnings to improve in 2010, but the rate and the breadth are subject to many variables. As a result, we continue to concentrate our portfolios in shares of high-quality companies with superior competitive advantages, strong balance sheets and positive free cash flow generation. These kinds of companies can be a source of stability if volatility increases while still providing upside if, in fact, a new bull market is upon us.

On the option writing side, after spiking above 80 last November the VIX Index has steadily declined this year into the upper 20s as market volatility has calmed along with investor fear (VIX is the ticker symbol for the CBOE Volatility Index, a popular measure of the implied volatility of options on the S&P 500 index). Despite this decline, volatility remains above levels seen between 2003 and 2007 and option premiums continue to be relatively attractive.


================================================================================
INDEX DEFINITIONS

Indices are unmanaged and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.


                                           Semiannual Report | June 30, 2009 | 7

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued


================================================================================
MCN RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

EQUITY RISK: The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

FOREIGN INVESTMENT RISK: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

RISKS OF MID-CAP COMPANIES: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

INDUSTRY CONCENTRATION RISK: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

FUND DISTRIBUTION RISK: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares).In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

FINANCIAL LEVERAGE: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions. Please see www.claymore.com/mcn for a more detailed discussion about Fund risks and considerations


8 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund SUMMARY | AS OF JUNE 30, 2009 (unaudited)

FUND STATISTICS
------------------------------------------------------
Share Price                                      $6.98
Common Share Net Asset Value                     $8.41
Premium/(Discount) to NAV                      -17.00%
Net Assets ($000)                             $162,111
------------------------------------------------------

TOTAL RETURNS
------------------------------------------------------
(INCEPTION 7/28/04)               MARKET           NAV
------------------------------------------------------
Six Month                         20.90%        16.79%
One Year                         -19.46%       -15.41%
Three Year - average annual      -10.04%        -6.86%
Since Inception - average annual  -5.29%        -1.47%
------------------------------------------------------

                                        % OF LONG TERM
SECTOR BREAKDOWN                           INVESTMENTS
------------------------------------------------------
Technology                                       19.5%
Health Care                                      18.8%
Consumer Discretionary                           16.7%
Financials                                       16.6%
Energy                                            9.2%
Consumer Services                                 6.0%
Exchange-Traded Funds                             5.4%
Software                                          4.2%
Computers                                         2.0%
Industrial                                        1.3%
Insurance                                         0.3%
------------------------------------------------------

                                        % OF LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS
------------------------------------------------------
Cisco Systems, Inc.                               4.0%
Wells Fargo & Co.                                 3.1%
EMC Corp.                                         3.1%
Bed Bath & Beyond, Inc.                           3.0%
Powershares QQQ                                   2.9%
State Street Corp.                                2.8%
eBay, Inc.                                        2.7%
UnitedHealth Group, Inc.                          2.7%
American Eagle Outfitters, Inc.                   2.7%
Apache Corp.                                      2.6%
------------------------------------------------------
Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Line Chart:
Share Price & NAV Performance

         SHARE PRICE       NAV

6/30/08     10           11.16
            9.96         11.22
            9.91         11.06
            9.89         11.08
            9.66         11.01
            9.98         11.28
            9.98         10.96
            9.69         10.88
            9.45         10.75
            9.35         10.55
            9.1          10.51
            9.34         11.04
            9.67         11.29
            9.82         11.27
            9.82         11.2
            9.89         11.46
            10.05        11.59
            9.97         11.24
            9.91         11.26
            9.81         11.01
            10.02        11.3
            10.14        11.32
            9.81         11.28
            9.87         11.24
            9.81         11.19
            9.96         11.53
            10.01        11.59
            9.9          11.41
            10.16        11.71
            10.27        11.87
            10.31        11.72
            10.09        11.36
            9.98         11.49
            9.99         11.58
            9.95         11.43
            9.9          11.29
            9.84         11.32
            9.9          11.32
            10           11.47
            9.84         11.29
            9.89         11.36
            9.97         11.45
            10.12        11.6
            10           11.51
            10.17        11.5
            10.06        11.54
            9.92         11.28
            9.93         11.36
            10.12        11.59
            9.96         11.19
            9.83         11.26
            9.71         11.34
            9.63         11.34
            9.22         10.92
            9            11.12
            8.55         10.58
            8.52         11.11
            9.17         11.57
            9.17         11.06
            9.01         10.94
            8.98         10.91
            9.02         11.14
            8.81         11.17
            8.09         10.05
            8.39         10.74
            8.58         10.67
            8.4          10.21
            8.45         9.96
            7.4          9.51
            6.69         8.85
            6.28         8.71
            6.02         8.01
            5.72         7.91
            6.57         8.92
            6.96         8.94
            6.36         8
            6.53         8.33
            6.9          8.35
            7.12         8.69
            7.1          8.48
            6.8          7.97
            6.59         7.87
            6.4          7.6
            6.4          7.32
            6.72         8.16
            6.85         8.11
            6.91         8.32
            7.01         8.53
            7.21         8.51
            7.29         8.82
            7.04         8.35
            6.6          7.92
            6.7          8.08
            6.65         7.88
            6.45         7.68
            5.96         6.95
            5.95         7.48
            5.95         7.07
            5.53         6.86
            5.43         6.85
            5            6.25
            4.62         5.7
            5            6.06
            5.05         6.79
            5.1          6.86
            5.3          7.25
            5.67         7.29
            5.37         6.47
            5.27         6.81
            5.39         7.1
            5.39         6.91
            5.45         7.23
            5.77         7.58
            5.69         7.44
            5.79         7.57
            5.75         7.28
            5.6          7.33
            5.55         7.17
            5.75         7.61
            5.67         7.6
            5.66         7.5
            5.73         7.58
            5.75         7.37
            5.7          7.3
            5.73         7.35
            5.78         7.38
            5.8          7.34
            5.95         7.54
            6.21         7.64
            6.44         7.94
            6.57         7.91
            6.8          8.09
            6.71         7.89
            6.65         7.95
            6.55         7.76
            6.35         7.55
            6.34         7.59
            6.15         7.29
            6.04         7.28
            6.06         7.3
            5.68         6.73
            5.89         7.08
            5.91         6.95
            5.95         7.01
            5.93         7.04
            6.01         7.13
            6.23         7.5
            6.08         7.2
            5.93         7
            5.88         7.01
            6.1          7.11
            6.06         7.09
            6.15         7.23
            6.35         7.47
            6.43         7.49
            6.16         7.1
            5.92         6.96
            5.97         6.96
            5.86         6.89
            5.52         6.55
            5.45         6.55
            5.36         6.43
            5.18         6.38
            4.96         6.14
            5.26         6.48
            5.3          6.45
            5.33         6.34
            5.09         6.23
            4.88         5.87
            4.81         5.88
            4.9          6.07
            4.49         5.76
            4.5          5.7
            4.28         5.64
            4.62         6.14
            4.91         6.24
            5.15         6.56
            5.25         6.59
            5.29         6.51
            5.34         6.79
            5.51         7
            5.55         6.89
            5.39         6.69
            5.92         7.22
            5.72         7.06
            5.76         7.14
            5.99         7.35
            5.89         7.18
            5.59         6.94
            5.69         7.02
            5.83         7.15
            6            7.35
            6.09         7.46
            6.02         7.37
            5.88         7.23
            5.97         7.37
            6.27         7.77
            6.39         7.83
            6.23         7.68
            6.28         7.74
            6.49         7.88
            6.53         7.98
            6.2          7.58
            6.3          7.79
            6.33         7.75
            6.42         7.81
            6.49         7.98
            6.41         7.85
            6.44         7.85
            6.59         8
            6.65         8.01
            6.65         8.02
            6.87         8.28
            6.85         8.28
            7            8.43
            6.85         8.33
            7.1          8.54
            6.91         8.39
            6.87         8.33
            6.31         7.95
            6.44         8.07
            6.38         8.01
            6.61         8.26
            6.64         8.25
            6.6          8.2
            6.52         8.1
            6.61         8.04
            6.7          8.25
            6.6          8.14
            6.78         8.22
            6.84         8.34
            7.01         8.5
            7.04         8.51
            6.88         8.41
            7.06         8.5
            7.02         8.47
            6.96         8.46
            7.01         8.53
            7.05         8.51
            7.12         8.54
            7.04         8.56
            6.9          8.41
            6.88         8.31
            6.83         8.3
            6.87         8.34
            6.9          8.41
            6.66         8.15
            6.71         8.17
            6.77         8.25
            6.92         8.43
            6.88         8.45
            6.94         8.49
6/30/09     6.98         8.41


Bar Chart:
QUARTERLY DIVIDENDS PER SHARE
May 08   0.33
Aug 08   0.28
Nov 08   0.24
Feb 09   0.24
May 09   0.18


Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)
Long-Term Investments      98.7%
Short-Term Investments     1.3%

                                           Semiannual Report | June 30, 2009 | 9

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of INVESTMENTS | JUNE 30, 2009 (unaudited)

NUMBER
OF SHARES  DESCRIPTION                                                    VALUE
================================================================================

           LONG-TERM INVESTMENTS 114.5%
           COMMON STOCKS (A) 108.3%
           COMPUTERS 2.2%
  265,800  Dell, Inc. (b)                                           $ 3,649,434
--------------------------------------------------------------------------------
           CONSUMER DISCRETIONARY 19.1%
  350,000  American Eagle Outfitters, Inc.                            4,959,500
  180,000  Bed Bath & Beyond, Inc. (b)                                5,535,000
   80,000  Best Buy Co., Inc.                                         2,679,200
  120,000  Coach, Inc.                                                3,225,600
  140,000  Home Depot, Inc.                                           3,308,200
  210,000  Lowe's Cos., Inc.                                          4,076,100
  160,000  Starbucks Corp. (b)                                        2,222,400
   55,000  Target Corp.                                               2,170,850
  232,000  Williams-Sonoma, Inc.                                      2,753,840
--------------------------------------------------------------------------------
                                                                     30,930,690
--------------------------------------------------------------------------------
           CONSUMER SERVICES 6.8%
  293,400  eBay, Inc. (b)                                             5,025,942
  100,000  Garmin, Ltd. (Cayman Islands)                              2,382,000
  130,000  Intuit, Inc. (b)                                           3,660,800
--------------------------------------------------------------------------------
                                                                     11,068,742
--------------------------------------------------------------------------------
           ENERGY 10.6%
   68,000  Apache Corp.                                               4,906,200
   32,000  Schlumberger, Ltd. (Netherlands Antilles)                  1,731,520
   65,000  Transocean, Ltd. (Switzerland) (b)                         4,828,850
   30,000  Unit Corp. (b)                                               827,100
   70,000  Valero Energy Corp.                                        1,182,300
   96,000  XTO Energy, Inc.                                           3,661,440
--------------------------------------------------------------------------------
                                                                     17,137,410
--------------------------------------------------------------------------------
           FINANCIALS 19.0%
   55,000  Affiliated Managers Group, Inc. (b)                        3,200,450
  120,100  American Express Co.                                       2,791,124
  205,278  Bank of America Corp.                                      2,709,670
  160,000  Capital One Financial Corp.                                3,500,800
  420,000  Citigroup, Inc.                                            1,247,400
  260,000  Marshall & Ilsley Corp.                                    1,248,000
  150,000  Morgan Stanley                                             4,276,500
  110,000  State Street Corp.                                         5,192,000
  255,000  Synovus Financial Corp.                                      762,450
  240,000  Wells Fargo & Co.                                          5,822,400
--------------------------------------------------------------------------------
                                                                     30,750,794
--------------------------------------------------------------------------------


NUMBER
OF SHARES  DESCRIPTION                                                    VALUE
================================================================================
           HEALTH CARE 21.6%
   60,000  Biogen Idec, Inc. (b)                                    $ 2,709,000
   85,000  Community Health Systems, Inc. (b)                         2,146,250
   85,045  Genzyme Corp. (a)                                          4,734,455
  102,000  Gilead Sciences, Inc. (a)                                  4,777,680
  310,000  Mylan, Inc. (b)                                            4,045,500
  270,000  Pfizer, Inc.                                               4,050,000
  200,000  UnitedHealth Group, Inc.                                   4,996,000
   70,000  Varian Medical Systems, Inc. (b)                           2,459,800
   50,000  Waters Corp. (b)                                           2,573,500
   57,500  Zimmer Holdings, Inc. (b)                                  2,449,500
--------------------------------------------------------------------------------
                                                                     34,941,685
--------------------------------------------------------------------------------
           INDUSTRIAL 1.5%
   50,000  United Parcel Services, Inc. - Class B                     2,499,500
--------------------------------------------------------------------------------
           INSURANCE 0.3%
  108,800  MGIC Investment Corp.                                        478,720
--------------------------------------------------------------------------------
           SOFTWARE 4.8%
  185,000  Check Point Software Technologies (Israel) (b)             4,341,950
  220,000  Symantec Corp. (b)                                         3,423,200
--------------------------------------------------------------------------------
                                                                      7,765,150
--------------------------------------------------------------------------------
           TECHNOLOGY 22.4%
  120,000  Adobe Systems, Inc. (b)                                    3,396,000
  130,000  Altera Corp.                                               2,116,400
   90,000  Applied Materials, Inc.                                      987,300
  397,700  Cisco Systems, Inc. (b)                                    7,413,128
  440,000  EMC Corp. (b)                                              5,764,000
   20,000  Fiserv, Inc. (b)                                             914,000
  600,000  Flextronics International Ltd. (Singapore) (b)             2,466,000
    3,000  Google, Inc. - Class A (b)                                 1,264,770
  190,000  Microsoft Corp.                                            4,516,300
  157,300  QLogic Corp. (b)                                           1,994,564
  164,000  Yahoo!, Inc. (b)                                           2,568,240
  122,000  Zebra Technologies Corp. - Class A (b)                     2,886,520
--------------------------------------------------------------------------------
                                                                     36,287,222
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS - 108.3%
           (Cost $291,885,516)                                      175,509,347
--------------------------------------------------------------------------------
           EXCHANGE-TRADED FUNDS - 6.2%
  150,000  Powershares QQQ                                            5,457,000
   50,000  SPDR Trust Series 1                                        4,596,000
--------------------------------------------------------------------------------
           (Cost $11,067,243)                                        10,053,000
--------------------------------------------------------------------------------
           TOTAL LONG-TERM INVESTMENTS 114.5%
           (Cost $302,952,759)                                      185,562,347
--------------------------------------------------------------------------------


See notes to financial statements.

10 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES  DESCRIPTION                                                    VALUE
================================================================================

           SHORT-TERM INVESTMENTS 1.5%
           MONEY MARKET FUNDS 1.5%
2,453,929  AIM Liquid Assets Money Market Fund (Cost $2,453,929)     $2,453,929
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS 116.0%
           (Cost $305,406,688)                                      188,016,276
           Other Assets in excess of Liabilities - 0.3%                 474,229
           Borrowings - (8.0%)                                      (13,000,000)
           Total Value of Options Written - (8.3%)                  (13,379,774)
--------------------------------------------------------------------------------
           NET ASSETS 100.0%                                       $162,110,731
================================================================================


(a) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b)  Non-income producing security.

CONTRACTS
(100 SHARES                                                       EXPIRATION   EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN (b)                                DATE      PRICE          VALUE
======================================================================================================
      400       Adobe Systems, Inc.                                July 2009    $ 20.00      $ 330,000
      200       Adobe Systems, Inc.                             January 2010      22.50        144,000
      450       Adobe Systems, Inc.                             January 2010      30.00        119,250
      150       Adobe Systems, Inc.                             October 2009      25.00         69,000
      300       Affiliated Managers Group, Inc.                 January 2010      50.00        384,000
      250       Affiliated Managers Group, Inc.                December 2009      55.00        241,250
      400       Altera Corp.                                   December 2009      16.00         72,000
      400       Altera Corp.                                    January 2010      17.50         50,000
      300       Altera Corp.                                    January 2010      20.00         15,000
        1       American Express Co.                               July 2009      16.00            725
      300       American Express Co.                            October 2009      17.50        192,000
      300       American Express Co.                               July 2009      22.50         42,000
      600       American Express Co.                            October 2009      27.50         57,000
      300       American Eagle Outfitters, Inc.                  August 2009      10.00        124,500
    1,300       American Eagle Outfitters, Inc.                 January 2010      12.50        367,250
    1,000       American Eagle Outfitters, Inc.                 January 2010      15.00        157,500
      900       American Eagle Outfitters, Inc.                November 2009      17.50         49,500
      365       Apache Corp.                                    October 2009      75.00        189,800
      600       Applied Materials, Inc.                         January 2010      12.50         46,500
    1,500       Bed Bath & Beyond, Inc.                         January 2010      30.00        615,000
      300       Bed Bath & Beyond, Inc.                        November 2009      32.50         70,500
      400       Best Buy Co., Inc.                              January 2010      35.00        142,000
      200       Biogen Idec, Inc.                                  July 2009      55.00          1,000
      400       Biogen Idec, Inc.                               January 2010      50.00        130,000
      300       Capital One Financial Corp.                    December 2009      31.00         33,000
      750       Check Point Software Technologies (Israel)      January 2010      25.00        120,000
      900       Check Point Software Technologies (Israel)         July 2009      20.00        315,000
      200       Check Point Software Technologies (Israel)         July 2009      22.50         24,000
      500       Cisco Systems, Inc.                             October 2009      19.00         62,250
    1,900       Cisco Systems, Inc.                             January 2010      20.00        258,400

CONTRACTS
(100 SHARES                                                       EXPIRATION   EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN (b)                                DATE      PRICE          VALUE
======================================================================================================
      400       Cisco Systems, Inc.                                July 2009    $ 19.00      $  12,400
      400       Coach, Inc.                                    November 2009      20.00        318,000
      400       Coach, Inc.                                      August 2009      15.00        480,000
      400       Coach, Inc.                                    November 2009      26.00        156,000
      200       Community Health Systems, Inc.                  January 2010      30.00         46,500
      700       Dell, Inc.                                      January 2010      12.50        172,550
    1,300       Dell, Inc.                                      January 2010      15.00        158,600
    1,000       eBay, Inc.                                      January 2010      15.00        322,500
      500       eBay, Inc.                                      October 2009      15.00        140,250
      500       eBay, Inc.                                      October 2009      16.00        106,750
      400       eBay, Inc.                                      January 2010      17.50         73,200
      234       eBay, Inc.                                      January 2010      20.00         21,528
      300       EMC Corp.                                          July 2009      12.00         35,550
      840       EMC Corp.                                       January 2010      15.00         61,740
    1,200       EMC Corp.                                       January 2010      12.50        215,400
      200       Fiserv, Inc.                                  September 2009      35.00        218,000
    1,000       Flextronics International Ltd. (Singapore)      October 2009       5.00         29,000
      600       Garmin, Ltd. (Cayman Islands)                   October 2009      25.00        115,500
       91       Genzyme Corp.                                   January 2010      60.00         34,580
       30       Google, Inc. - Class A                         December 2009     410.00        132,150
      350       Home Depot, Inc.                               November 2009      26.00         38,675
      200       Home Depot, Inc.                               November 2009      27.50         13,500
      428       Home Depot, Inc.                                January 2010      30.00         19,046
      557       Intuit, Inc.                                    January 2010      30.00        107,223
      700       Intuit, Inc.                                    October 2009      30.00         87,500
      500       Lowe's Cos., Inc.                               October 2009      20.00         65,000
      300       Lowe's Cos., Inc.                               January 2010      22.50         30,000
    1,000       Lowe's Cos., Inc.                               January 2010      25.00         45,000
      400       Microsoft Corp.                                    July 2009      21.00        114,200
      500       Microsoft Corp.                                 October 2009      25.00         55,500
      600       Microsoft Corp.                                 January 2010      25.00        105,900
      340       Mylan, Inc.                                     January 2010      12.50         69,700
    1,170       Mylan, Inc.                                     January 2010      15.00        105,300
      700       Mylan, Inc.                                     October 2009      15.00         35,000
    1,500       Powershares QQQ                               September 2009      33.00        615,750
      400       QLogic Corp.                                    January 2010      12.50         67,000
    1,033       QLogic Corp.                                    January 2010      15.00         69,727
      320       Schlumberger, Ltd. (Netherlands Antilles)       January 2010      60.00        152,000
      500       SPDR Trust Series 1                                July 2009      88.00        235,000
      400       Starbucks Corp.                                    July 2009      11.00        116,600
    1,000       Starbucks Corp.                                 January 2010      12.50        261,500
      200       Starbucks Corp.                                 October 2009      13.00         36,900
      300       State Street Corp.                             November 2009      40.00        315,000
      600       State Street Corp.                             November 2009      50.00        300,000
      800       Symantec Corp.                                     July 2009      15.00         68,000


See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 11

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

CONTRACTS
(100 SHARES                                                       EXPIRATION   EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN (b)                                DATE      PRICE          VALUE
======================================================================================================
      700       Symantec Corp.                                  October 2009    $ 17.50    $    42,000
      700       Symantec Corp.                                  January 2010      20.00         28,000
      350       Target Corp.                                    October 2009      40.00        105,875
      100       Target Corp.                                    January 2010      44.00         25,750
      180       Transocean, Ltd. (Switzerland)                   August 2009      55.00        351,000
      202       Transocean, Ltd. (Switzerland)                 November 2009      90.00         50,500
      200       Unit Corp.                                    September 2009      30.00         34,000
      100       Unit Corp.                                     December 2009      40.00          5,000
      600       UnitedHealth Group, Inc.                      September 2009      25.00        135,000
      100       United Parcel Services, Inc. - Class B          October 2009      50.00         33,000
      200       United Parcel Services, Inc. - Class B          October 2009      55.00         26,000
      533       Varian Medical Systems, Inc.                    January 2010      40.00         94,607
      167       Varian Medical Systems, Inc.                   November 2009      35.00         55,110
      100       Waters Corp.                                    January 2010      45.00         93,000
      400       Waters Corp.                                    January 2010      50.00        250,000
      900       Wells Fargo & Co.                                  July 2009      21.00        324,000
      300       Wells Fargo & Co.                               October 2009      27.00         51,750
      500       Wells Fargo & Co.                               January 2010      30.00         92,500
      500       Williams-Sonoma, Inc.                          November 2009      12.50         67,500
    1,020       Williams-Sonoma, Inc.                          November 2009      15.00         61,200
      700       Williams-Sonoma, Inc.                            August 2009      10.00        152,250
      100       XTO Energy, Inc.                               November 2009      38.00         43,500
      860       XTO Energy, Inc.                                January 2010      45.00        212,850
      300       Yahoo!, Inc.                                       July 2009      15.00         28,500
      540       Yahoo!, Inc.                                    October 2009      15.00        103,950
      800       Yahoo!, Inc.                                    January 2010      17.50        111,600
      200       Zebra Technologies Corp. - Class A               August 2009      20.00         78,000
      600       Zebra Technologies Corp. - Class A             November 2009      22.50        165,000
      220       Zebra Technologies Corp. - Class A             February 2009      25.00         44,000
      200       Zebra Technologies Corp. - Class A             November 2009      25.00         29,500
      275       Zimmer Holdings, Inc.                          December 2009      45.00         83,188
------------------------------------------------------------------------------------------------------
                TOTAL VALUE OF CALL OPTIONS WRITTEN
                (Premiums received $12,771,975)                                            $13,379,774
======================================================================================================

(b)  Non-income producing security.

See notes to financial statements.

12 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of ASSETS AND LIABILITIES | JUNE 30, 2009 (unaudited)

ASSETS
   Investments at value (cost $305,406,688)                                                      $ 188,016,276
   Cash                                                                                                 24,172
   Investments sold receivable                                                                         668,160
   Dividends and interest receivable                                                                    78,847
   Other assets                                                                                         17,813
----------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 188,805,268
----------------------------------------------------------------------------------------------------------------

LIABILITIES
   Borrowings                                                                                       13,000,000
   Options written, at value (premiums received of $12,771,975)                                     13,379,774
   Payables:
      Investment advisory fee                                                                           74,332
      Investment management fee                                                                         74,332
      Investments purchased                                                                             11,197
      Other affiliates                                                                                   6,271
   Interest due on borrowings                                                                            1,072
   Accrued expenses and other liabilities                                                              147,559
----------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             26,694,537
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $ 162,110,731
================================================================================================================

COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,268,423 shares issued and outstanding                                                      $     192,684
   Additional paid-in capital                                                                      275,590,772
   Accumulated net realized gain on investments and options transactions                            12,791,127
   Accumulated net unrealized depreciation on investments and options transactions                (117,998,211)
   Distributions in excess of net investment income                                                 (8,465,641)
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $ 162,110,731
================================================================================================================
NET ASSET VALUE (based on 19,268,423 common shares outstanding)                                  $        8.41
================================================================================================================


See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 13

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited)

INVESTMENT INCOME
   Dividends                                                                    $    967,348
   Interest                                                                           23,779
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $   991,127
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                           409,981
   Investment management fee                                                         409,981
   Trustees' fees and expenses                                                        69,247
   Professional fees                                                                  66,352
   Printing expenses                                                                  41,461
   Administrative fee                                                                 21,526
   Custodian fee                                                                      21,318
   Line of credit fees                                                                11,328
   NYSE listing fee                                                                   11,178
   Fund accounting                                                                     9,490
   Transfer agent fee                                                                  8,944
   Insurance                                                                           8,511
   Other                                                                               5,162
   Interest expense                                                                  269,551
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,364,030
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT LOSS                                                                             (372,903)
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss) on:
      Investments                                                                                  (12,382,515)
      Options                                                                                       10,270,964
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                   31,358,156
      Options                                                                                       (5,909,661)
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments and options transactions                         23,336,944
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $22,964,041
===============================================================================================================


See notes to financial statements.

14 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of CHANGES IN NET ASSETS |

                                                                                      FOR THE
                                                                             SIX MONTHS ENDED             FOR THE
                                                                                JUNE 30, 2009          YEAR ENDED
                                                                                  (UNAUDITED)   DECEMBER 31, 2008
=================================================================================================================
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment (income) loss                                                 $   (372,903)      $      88,717
   Net realized gain (loss) on investments and options                            (2,111,551)         34,916,137
   Net unrealized appreciation (depreciation) on investments and options          25,448,495        (115,809,486)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                22,964,041         (80,804,632)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                    (8,092,738)        (22,736,739)
-----------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                        14,871,303        (103,541,371)

NET ASSETS:
   Beginning of period                                                           147,239,428         250,780,799
-----------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net
   investment income of $8,465,641 and $0, respectively)                        $162,110,731       $ 147,239,428
=================================================================================================================


See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 15

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of CASH FLOWS | FOR THE SIX MONTHS ENDED JUNE 30, 2009


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations                                            $22,964,041
---------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
NET CASH USED IN OPERATING AND INVESTING ACTIVITIES:
   Net unrealized appreciation on investments                                                      (31,358,156)
   Net unrealized depreciation on options                                                            5,909,661
   Net amortization of bond premium                                                                    (10,274)
   Net realized loss on investments and options                                                      2,111,551
   Purchase of long-term investments                                                               (21,686,564)
   Proceeds from sale of long-term investments                                                      25,407,178
   Cost of written options closed                                                                   (1,885,350)
   Net sales of short-term investments                                                               3,272,426
   Decrease in dividends and interest receivable                                                        97,927
   Decrease in receivable for investments sold                                                       1,209,817
   Increase in other assets                                                                            (13,169)
   Decrease in payable for investments purchased                                                    (1,411,289)
   Decrease in interest due on borrowings                                                              (70,224)
   Premiums received on call options written                                                        11,090,092
   Increase in advisory and management fee payable                                                       8,920
   Decrease in other affiliates payable                                                                 (8,984)
   Decrease in trustees' fees                                                                           (1,237)
   Increase in accrued expenses and other liabilities                                                    7,269
---------------------------------------------------------------------------------------------------------------
      Net Cash Provided in Operating and Investing Activities                                       15,633,635
---------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Dividends paid to common shareholders                                                            (8,092,738)
   Decrease in borrowings                                                                          (11,000,000)
---------------------------------------------------------------------------------------------------------------
      Net Cash Used by Financing Activities                                                        (19,092,738)
---------------------------------------------------------------------------------------------------------------
   Net decrease in cash                                                                             (3,459,103)

CASH AT BEGINNING OF PERIOD                                                                          3,483,275
---------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                              $    24,172
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST         $   339,775
===============================================================================================================


See notes to financial statements.

16 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Financial HIGHLIGHTS |

                                                                FOR THE
                                                       SIX MONTHS ENDED             FOR THE             FOR THE             FOR THE
                                                          JUNE 30, 2009          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                            (UNAUDITED)   DECEMBER 31, 2008   DECEMBER 31, 2007   DECEMBER 31, 2006
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                         $     7.64          $    13.02          $    14.84          $    14.74
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income (loss) (b)                                  (0.02)                  -                0.17                0.01
Net realized and unrealized gain (loss) on investments
   and options                                                     1.21               (4.20)              (0.67)               1.41
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   1.19               (4.20)              (0.50)               1.42
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND IN EXCESS OF NET INVESTMENT INCOME         (0.42)              (1.18)              (1.32)              (1.32)
------------------------------------------------------------------------------------------------------------------------------------
OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                          -                   -                   -                   -
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $     8.41          $     7.64          $    13.02          $    14.84
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                  $     6.98          $     6.21          $    11.41          $    15.11
====================================================================================================================================
TOTAL INVESTMENT RETURN (c)
Net asset value                                                   16.79%             -34.53%              -3.81%              10.22%
Market value                                                      20.90%             -38.12%             -16.85%              11.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)                         $  162,111          $  147,239          $  250,781          $  283,851
Ratio of expenses to average net assets
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                      1.52%(d)(f)         1.36%               1.25%               1.28%
   Total expenses, including interest expense                      1.90%(d)(f)         1.62%                N/A                 N/A
   Net investment income, including interest expense              -0.52%(d)(f)         0.04%                N/A                 N/A
Ratios to Average Managed Assets: (e)
   Total expenses, excluding interest expense                      1.33%(d)(f)         1.29%               1.25%               1.28%
   Total expenses, including interest expense                      1.66%(d)(f)         1.53%                N/A                 N/A
   Net investment income, including interest expense              -0.46%(d)(f)         0.04%                N/A                 N/A
Portfolio Turnover (g)                                               13%                 33%                103%                 59%
Senior Indebtedness
   Total borrowings outstanding (in thousands)               $   13,000          $   24,000                 N/A                 N/A
   Asset coverage per $1,000 of indebtedness (h)             $   13,470          $    7,135                 N/A                 N/A



                                                                                         FOR THE PERIOD
                                                                         FOR THE         JULY 28, 2004*
                                                                      YEAR ENDED                THROUGH
                                                               DECEMBER 31, 2005      DECEMBER 31, 2004
=======================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    15.14           $   14.33(a)
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income (loss) (b)                                           (0.02)              (0.02)
Net realized and unrealized gain (loss) on investments
   and options                                                              0.94                1.16
-------------------------------------------------------------------------------------------------------
Total from investment operations                                            0.92                1.14
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND IN EXCESS OF NET INVESTMENT INCOME                  (1.32)              (0.30)
-------------------------------------------------------------------------------------------------------
OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                                   -               (0.03)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $    14.74          $    15.14
=======================================================================================================
MARKET VALUE, END OF PERIOD                                           $    14.80          $    14.90
=======================================================================================================
TOTAL INVESTMENT RETURN (c)
Net asset value                                                             6.36%               7.80%
Market value                                                                8.49%               1.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)                                  $  278,344          $  280,290
Ratio of expenses to average net assets
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                               1.27%               1.24%(d)
   Total expenses, including interest expense                                N/A                 N/A
   Net investment income, including interest expense                         N/A                 N/A
Ratios to Average Managed Assets: (e)
   Total expenses, excluding interest expense                               1.27%               1.24%(d)
   Total expenses, including interest expense                                N/A                 N/A
   Net investment income, including interest expense                         N/A                 N/A
Portfolio Turnover (g)                                                       109%                 33%
Senior Indebtedness
   Total borrowings outstanding (in thousands)                               N/A                 N/A
   Asset coverage per $1,000 of indebtedness (h)                             N/A                 N/A


*    Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share.
     Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Managed assets are equal to net assets plus outstanding leverage.

(f) The ratios of total expenses to average net assets applicable to common shares and to average managed assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratios would be 0.01% and 0.01% for the six months ended June 30, 2009.

(g)  Portfolio turnover is not annualized for periods less than a year.

(h) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 17

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Notes to FINANCIAL STATEMENTS | JUNE 30, 2009 (unaudited)


Note 1 - ORGANIZATION:
Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS
Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). The Fund adopted FAS 157 effective on January 1, 2008. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased.


18 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2009:

DESCRIPTION                                   LEVEL 1           LEVEL 2          LEVEL 3         TOTAL
======================================================================================================
(value in $000s)
Assets:
Common Stocks-
     Consumer Discretionary                 $  33,313          $      -         $      -     $  33,313
     Energy                                    17,137                 -                -        17,137
     Financials                                31,229                 -                -        31,229
     Health Care                               34,942                 -                -        34,942
     Industrials                                2,499                 -                -         2,499
     Information Technology                    56,389                 -                -        56,389
Exchange-Traded Funds                          10,053                 -                -        10,053
Money Market Fund                               2,454                 -                -         2,454
------------------------------------------------------------------------------------------------------
Total                                       $ 188,016          $      -         $      -     $ 188,016
======================================================================================================

Liabilities:
Written options                             $  13,380                 -                -     $  13,380
------------------------------------------------------------------------------------------------------
Total                                       $  13,380          $      -         $      -     $  13,380
======================================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

(e) SUBSEQUENT EVENTS
Effective June 30, 2009, the Fund adopted Statement of Financial Accounting Standards No. 165 ("SFAS No. 165"), "Subsequent Events". SFAS No. 165 required an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before the financial state



                                          Semiannual Report | June 30, 2009 | 19

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

ments are issued or are available to be issued. The Funds have performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.


Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment; provide certain administrative services; oversee the activities of Madison Asset Management LLC (the "Investment Manager"); and provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.;

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                             RATE
===============================================
First $200,000,000                      0.0275%
Next $300,000,000                       0.0175%
Next $500,000,000                       0.0125%
Over $1,000,000,000                     0.0100%

The Investment Manager receives a fund accounting fee based on the combined managed assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the managed assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

NET ASSETS                                 RATE
===============================================
First $200,000,000                      0.0275%
Next $300,000,000                       0.0200%
Next $500,000,000                       0.0150%
Over $1,000,000,000                     0.0100%

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers or interested persons of the two aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments, excluding written options, as of June 30, 2009 is as follows:

         COST OF                                        NET TAX         NET TAX
     INVESTMENTS      GROSS TAX      GROSS TAX       UNREALIZED      UNREALIZED
         FOR TAX     UNREALIZED     UNREALIZED  DEPRECIATION ON    DEPRECIATION
        PURPOSES   APPRECIATION   DEPRECIATION      INVESTMENTS  ON DERIVATIVES
================================================================================
  $  305,844,769   $  1,085,592  $(118,914,085)  $ (117,828,493)    $  (607,799)

For the year ended December 31, 2008, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:                   2008
===============================================
Ordinary income                     $22,736,739
Long-term capital gain                        0
-----------------------------------------------
Total                               $22,736,739
-----------------------------------------------


20 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. Tax years ended 2005, 2006, 2007 and 2008 remain subject to examination by major jurisdictions.

Note 5 - INVESTMENT TRANSACTIONS AND OPTIONS WRITTEN:

During the six months ended June 30, 2009, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $21,686,564 and $25,407,178, respectively.

Transactions in written option contracts during the six months ended June 30, 2009 were as follows:


                                          NUMBER OF        PREMIUMS
                                          CONTRACTS        RECEIVED
-------------------------------------------------------------------
Options outstanding, beginning of year       69,125     $16,712,290
Options written during the year              49,858      11,090,092
Options expired during the year             (37,914)     (7,733,878)
Options closed during the year              (18,136)     (4,422,437)
Options assigned during the year             (8,927)     (2,874,092)
-------------------------------------------------------------------
Options outstanding, end of year             54,006     $12,771,975
-------------------------------------------------------------------

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund adopted SFAS No. 161 effective January 1, 2009.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2009:

Statement of Asset & Liability Presentation of Fair Values of Derivative
Instruments: (amount in thousands)

                                  ASSET DERIVATIVES                LIABILITY DERIVATIVES
============================================================================================
DERIVATIVES NOT
ACCOUNTED FOR                    STATEMENT OF                       STATEMENT OF
AS HEDGING INSTRUMENTS             ASSETS AND                         ASSETS AND
UNDER STATEMENT 133      LIABILITIES LOCATION  FAIR VALUE   LIABILITIES LOCATION  FAIR VALUE
--------------------------------------------------------------------------------------------
                                                                Options written,
Equity contracts                            -           -               at value  $   13,380
--------------------------------------------------------------------------------------------
TOTAL                                                   -                         $   13,380
============================================================================================

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:
(amount in thousands)

           AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES
=================================================================
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
INSTRUMENTS UNDER STATEMENT 133                           OPTIONS
=================================================================
Equity contracts                                        $  10,271
-----------------------------------------------------------------
TOTAL                                                   $  10,271
=================================================================

         CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES
=================================================================
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
INSTRUMENTS UNDER STATEMENT 133                           OPTIONS
=================================================================
Equity contracts                                        $  (5,910)
-----------------------------------------------------------------
TOTAL                                                   $  (5,910)
=================================================================



                                          Semiannual Report | June 30, 2009 | 21

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding.

Transactions in common shares were as follows:

                                          SIX MONTHS ENDED           YEAR ENDED
                                             JUNE 30, 2009    DECEMBER 31, 2008
================================================================================
Beginning Shares                                19,268,423           19,268,423
Shares issued through dividend reinvestment              -                    -
--------------------------------------------------------------------------------
Ending Shares                                   19,268,423           19,268,423
--------------------------------------------------------------------------------

Note 7 - BORROWINGS:

On April 30, 2008, the Fund entered into a $50,000,000 Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. Effective April 30, 2009, the $50,000,000 revolving credit agreement was reduced to $30,000,000. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.41% with a minimum annual rate of 4.00%. An unused commitment fee of 0.10% is charged on the difference between the $30,000,000 credit agreement and the amount borrowed, which is included in "Line of credit fees" on the Statement of Operations. As of June 30, 2009, there was $13,000,000 outstanding in connection with the Fund's credit facility. The average daily amount of the borrowings on the credit facility during the six months ended June 30, 2009 was $20,618,785 with a related average interest rate of 2.60%. The maximum amount outstanding during the period was $24,000,000. The maturity date for the Revolving Credit Agreement is April 30, 2010. If the Fund is unable to renew the revolving credit facility or find a replacement facility, the Fund will need to liquidate portfolio securities in an amount necessary to repay the facility.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 - SUBSEQUENT EVENT:

On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new investment advisory agreement with the Investment Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by the Fund's shareholders.

On August 3, 2009, the Board of Trustees declared a quarterly dividend of $0.18 per common share. The dividend is payable August 31, 2009 to shareholders of record on August 14, 2009.



22 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental INFORMATION |(unaudited)


FEDERAL INCOME TAX INFORMATION

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.




TRUSTEES

The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

                                                                                     NUMBER OF
NAME, ADDRESS*, YEAR OF       TERM OF OFFICE**    PRINCIPAL OCCUPATION DURING        PORTFOLIOS IN THE
BIRTH AND POSITION(S) HELD    AND LENGTH OF       THE PAST FIVE YEARS AND            FUND COMPLEX***            OTHER DIRECTORSHIPS
WITH REGISTRANT               TIME SERVED         OTHER AFFILIATIONS                 OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
====================================================================================================================================
INDEPENDENT TRUSTEES:
====================================================================================================================================
Randall C. Barnes             Since 2004          Private Investor (2001-present).          43                  None.
Year of birth: 1951                               Formerly, Senior Vice President
Trustee                                           and Treasurer, PepsiCo, Inc.
                                                  (1993-1997), President, Pizza
                                                  Hut International (1991-1993)
                                                  and Senior Vice President,
                                                  Strategic Planning and New
                                                  Business Development (1987-1990)
                                                  of PepsiCo, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Philip E. Blake               2004-2009           Private Investor; Managing                1                   Director, Madison
Year of birth: 1944                               Partner of Forecastle Inc.                                    Newspapers, Inc.,
1 South Pinckney Street                           (2000-present).                                               Forecastle, Inc,
Suite 501                                                                                                       Nemtes, Inc.
Madison, WI 53703                                                                                               Trustee, the Mosaic
Trustee                                                                                                         family of mutual
                                                                                                                funds and Madison
                                                                                                                Strategic Sector
                                                                                                                Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
James R. Imhoff, Jr.          Since 2004          Chairman and CEO of First Weber           1                   Director, Park Bank.
Year of birth: 1944                               Group (1996-present).                                         Trustee, the Mosaic
5250 East Terrace Drive                                                                                         family of mutual
Madison, WI 53718                                                                                               funds and Madison
Trustee                                                                                                         Strategic Sector
                                                                                                                Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg              Since 2004          Partner of Nyberg & Cassioppi,            46                  None.
Year of birth: 1953                               LLC, a law firm specializing
Trustee                                           in corporate law, estate
                                                  planning and business transactions
                                                  (2000-present). Formerly,
                                                  Executive Vice President, General
                                                  Counsel and Corporate Secretary
                                                  of Van Kampen Investments
                                                  (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.         Since 2004          Retired. Formerly, Vice                   43                  None.
Year of birth: 1958                               President, Manager and Portfolio
Trustee                                           Manager of Nuveen Asset
                                                  Management (1998-1999), Vice
                                                  President of Nuveen Investment
                                                  Advisory Corp. (1992-1999),
                                                  Vice President and Manager of
                                                  Nuveen Unit Investment Trusts
                                                  (1991-1999), and Assistant Vice
                                                  President and Portfolio Manager
                                                  of Nuveen Unit Investment Trusts
                                                  (1988-1999), each of John Nuveen
                                                  & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Lorence Wheeler               Since 2004          Retired. Formerly, President of           1                   Director, Grand
Year of birth: 1938                               Credit Union Benefits Services,                               Mountain Bank FSB.
135 Sunset Blvd.                                  Inc. (1986-1997) and Pension                                  Trustee, the Mosaic
Tabernash, CO 80478                               Specialist for CUNA Mutual                                    family of mutual
Trustee                                           Group (1997-2001).                                            funds and Madison
                                                                                                                Strategic Sector
                                                                                                                Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                          Semiannual Report | June 30, 2009 | 23

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

                                                                                     NUMBER OF
NAME, ADDRESS*, YEAR OF       TERM OF OFFICE**    PRINCIPAL OCCUPATION DURING        PORTFOLIOS IN THE
BIRTH AND POSITION(S) HELD    AND LENGTH OF       THE PAST FIVE YEARS AND            FUND COMPLEX***            OTHER DIRECTORSHIPS
WITH REGISTRANT               TIME SERVED         OTHER AFFILIATIONS                 OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
====================================================================================================================================
INTERESTED TRUSTEES:
====================================================================================================================================
Frank E. Burgess+             Since 2004          Founder, President and CEO of             1                   Director, Capital
Year of birth: 1942                               Madison Investment Advisors,                                  Bankshares, Inc.,
550 Science Drive                                 Inc. and Madison Asset                                        Outrider Foundation,
Madison, WI 53711                                 Management, LLC (1974-present).                               Inc., and Santa
Trustee and Senior                                                                                              Barbara Community
Vice President                                                                                                  Bankcorp. Trustee,
                                                                                                                the Mosaic family
                                                                                                                of mutual funds and
                                                                                                                Madison Strategic
                                                                                                                Sector Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++            2004-2009           Attorney. Formerly, Senior                45                  None.
Year of birth: 1965                               Managing Director and Chief
Trustee                                           Administrative Officer
                                                  (2007-2008) and General Counsel
                                                  (2001-2007) of Claymore Advisors,
                                                  LLC and Claymore Securities, Inc.
                                                  Formerly, Assistant General
                                                  Counsel, John Nuveen and Co.,
                                                  Inc. (1999-2000). Formerly,
                                                  Vice President and Associate
                                                  General Counsel of Van Kampen
                                                  Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees, unless otherwise noted: 2455 Corporate West
     Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

     -    Messrs. Imhoff and Nyberg, as Class II Trustees, were elected at the
          Fund's 2009 annual meeting of shareholders held on July 21, 2009 (the
          "Annual Meeting") and are expected to stand again for re-election at the Fund's 2012 annual meeting of shareholders.

     - Messrs. Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     Mr. Dalmaso and Mr. Blake served as Class II Trustees of the Fund. Mr.
     Dalmaso and Mr. Blake did not stand for re-election at the Annual Meeting.
     Based on a recommendation from the Nominating and Governance Committee of the Board and pursuant to authority granted to it under the Fund's
     Agreement and Declaration of Trust, the Board decided to reduce its size from eight to six Trustees upon the expiration of the current terms of Mr.
     Dalmaso and Mr. Blake at the Annual Meeting.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
     The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Burgess is an "interested person" (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund's Investment Manager.

++ Mr. Dalmaso is an "interested person"(as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of, and his equity ownership in, the Fund's Adviser and certain of its affiliates.

24 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS:

The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND      TERM OF OFFICE** AND        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND
POSITION(S) HELD WITH REGISTRANT       LENGTH OF TIME SERVED       OTHER AFFILIATIONS
====================================================================================================================================
J. Thomas Futrell                      Since 2008                  Senior Managing Director and Chief Investment Officer of
Year of birth: 1955                                                Claymore Advisors, LLC and Claymore Securities Inc. Chief
Chief Executive Officer                                            Executive Officer of certain funds in the Fund Complex
                                                                   (2008-present). Formerly, Managing Director of Research, Nuveen
                                                                   Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                      Since 2008                  Senior Managing Director and General Counsel of Claymore
Year of birth: 1959                                                Advisors, LLC, Claymore Securities, Inc. and Claymore Group,
Chief Legal Officer                                                Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex.  Formerly, Associate General Counsel and
                                                                   Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                         Since 2004                  Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                                Securities, Inc. (2005-present). Formerly, Chief Financial
Chief Financial Officer,                                           Officer of Claymore Group Inc. (2005-2006). Formerly, Managing
Chief Accounting Officer                                           Director of Claymore Advisors, LLC and Claymore Securities, Inc.
and Treasurer                                                      (2003-2005). Previously, Treasurer of Henderson Global Funds and
                                                                   Operations Manager for Henderson Global Investors (North
                                                                   America) Inc. (2002-2003). Formerly, Managing Director,
                                                                   FrontPoint Partners LLC (2001-2002)
------------------------------------------------------------------------------------------------------------------------------------
Mark Mathiasen                         Since 2009                  Vice President, Assistant General Counsel of Claymore Advisors,
Year of birth: 1978                                                LLC. Secretary of certain funds in the Funds Complex
Secretary                                                          (2007-present). Previously, Law Clerk for the Idaho State Courts
                                                                   (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Jay Sekelsky                           Since 2004                  Managing Director of Madison Investment Advisors, Inc.
550 Science Drive                                                  (2001-present); Vice President of Madison Asset Management, LLC
Madison, WI 53711                                                  (2003-present); Vice President of Funds in the Mosaic family of
Year of birth: 1959                                                funds (1997-present) and Madison Strategic Sector Premium Fund
Vice President                                                     (2005-present).
------------------------------------------------------------------------------------------------------------------------------------
Kay Frank                              Since 2004                  Managing Director of Madison Investment Advisors, Inc.
550 Science Drive                                                  (1986 - present); Vice President of Madison Asset Management,
Madison, WI 53711                                                  LLC (2003-present); President of Funds in the Mosaic family of
Year of birth: 1960                                                funds (1996-present) and President of Madison Strategic Sector
Vice President                                                     Premium Fund (2005-present).
------------------------------------------------------------------------------------------------------------------------------------
Stephen Share                          Since 2006                  Vice President, Madison Asset Management, LLC (2004-present).
550 Science Drive                                                  Formerly, Investment Analyst, University of Wisconsin Foundation
Madison, WI 53711                                                  (2003-2004). Formerly, Research Analyst, Ark Asset Management
Year of birth: 1967                                                (1999-2002).
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Greg Hoppe                             Since 2008                  Vice President of Madison Mosaic, LLC (1999-present); Vice
550 Science Drive                                                  President of Madison Asset Management LLC (2004-present).
Madison, WI 53711
Year of birth: 1969
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                            Since 2006                  Vice President-Fund Compliance Officer of Claymore Advisors, LLC
Year of birth: 1957                                                (Feb 2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                           Secretary of Harris Investment Management, Inc. (2003-2006).
                                                                   Formerly, Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers, unless otherwise noted: 2455 Corporate West
     Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                          Semiannual Report | June 30, 2009 | 25

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York Mellon (the "Plan Administrator"), administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.



26 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund


Investment Advisory Agreement and
Investment Management AGREEMENT RE-APPROVALS | (unaudited)

On April 14, 2009, the Board of Trustees, including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees") of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the investment management agreement ("Investment Management Agreement") among the Adviser, the Fund and Madison Asset Management, LLC ("Manager"). (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, the Manager and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Manager. The Adviser and the Manager provided extensive information in response to the request and to a follow-up request for information. Among other information, the Adviser and Manager provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Manager, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Manager and the compliance program of the Adviser and of the Manager.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Manager was responsible for the investment and reinvestment of the Fund's assets. The Board considered the Adviser's responsibility to oversee the Manager and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board also considered the secondary market support provided by the Adviser to the Fund, including the Adviser's efforts to educate investment professionals about the Fund and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser's personnel, including those personnel providing compliance oversight and oversight of the Manager's portfolio management activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund's investment policies. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in an oversight capacity.

The Board considered the Fund's investment performance by reviewing the Fund's total return on a net asset value and market price basis for the three month, six month, one year, three year and since inception periods ended February 27, 2009. The Board compared the Fund's performance to the performance of a peer group of closed-end funds ("peer group of funds") provided by the Adviser for the same time periods. The peer group of funds included other closed-end funds that generally invest a majority of their assets in large-cap domestic equity securities and that write individual call options on a substantial portion of the fund's assets. The Board noted that the Fund's investment results were consistent with that aspect of the Fund's investment strategy to write covered call options on common stocks to generate income. The Board also considered that the Adviser does not directly control investment performance but that such duties were the Manager's responsibility. The Board concluded that the Adviser had reviewed and monitored the Manager's investment performance.

The Board compared the Fund's advisory and management fees and expense ratio to the peer group of funds and to the advisory fee that the Adviser charged to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board also considered that the combined advisory and management fees were at the median of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue.

INVESTMENT MANAGEMENT AGREEMENT

With respect to the nature, extent and quality of services provided by the Manager, the Board considered the qualifications, experience and skills of the Manager's portfolio management and other key personnel. The Board also considered the Manager's implementation of the strategy to write covered call options on a portion of the Fund's equity securities. The Board concluded that the Manager had personnel qualified to provide the services under the Investment Management Agreement.

In considering investment performance, the Board considered the Manager's efforts in pursuing the Fund's primary objective of providing a high level of current income and current gains and secondary objective of long-term capital appreciation. The Board reviewed the performance of the Fund and the peer group of funds for various periods of time. The Board noted that the Fund's returns on a net asset value basis were higher than the Standard & Poor's 500 Index but lower than the CBOE BuyWrite ("BXM") Index (the "Relevant Indices") returns for the year ended December 31, 2008. The Board considered that the Manager followed its investment strategy of investing in securities in sectors it believed would "grow at a reasonable price." The Board noted information provided by the Manager that securities in those identified sectors had underperformed in the last half of 2007 and the beginning of 2008, but that prior to and after that time period, the Fund had outperformed compared to the returns of the S&P 500 Index. The Board also considered that as a percentage of the Fund's market price, the Fund had distributed a high level of current income.


                                          Semiannual Report | June 30, 2009 | 27

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT CONTRACT RE-APPROVAL (unaudited) continued

The Board reviewed the management fee paid by the Fund to the Manager and compared it to the fees charged by the Manager to other investment company clients for which the Manager serves as adviser that have a covered call strategy. The Board considered that the Fund's management fee was lower than the Manager's two investment company clients' advisory fees and that the Manager did not serve as sub-adviser for other funds.

With respect to the costs of services to be provided and profits realized by the Manager from its relationship to the Fund, the Board reviewed information regarding the revenues the Manager received under the Investment Management Agreement and estimated allocated expenses of the Manager in providing services under the Investment Management Agreement.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Manager because of its relationship to the Fund and noted that the accounting services fees received by the Manager from serving as accounting services provider to the Fund provided it with additional revenue. The Board also considered the Manager's use of soft dollars and ability to obtain brokerage research with the Fund's commissions, which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Manager.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement are reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser and the Manager.



28 | Semiannual Report | June 30, 2009

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Frank Burgess*

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Lorence Wheeler

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.



OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer, Chief
Accounting Officer and Treasurer

Frank Burgess
Senior Vice President

Mark Mathiasen
Secretary

Jay Sekelsky
Vice President

Kay Frank
Vice President

Stephen Share
Vice President

Greg Hoppe
Vice President

Bruce Saxon
Chief Compliance Officer

INVESTMENT MANAGER
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711

INVESTMENT ADVISER
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, IL 60532

ADMINISTRATOR
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, IL 60532

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Vedder Price P.C.
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
          The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286
          (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In August 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.



                                          Semiannual Report | June 30, 2009 | 31

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

About the FUND MANAGER |


MADISON ASSET MANAGEMENT, LLC

Madison Asset Management, LLC, (MAM) a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages in excess of $13.5 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of July 1, 2009.

INVESTMENT PHILOSOPHY

MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

INVESTMENT PROCESS

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1. BUSINESS MODEL. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. MANAGEMENT. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. PROPER VALUATION. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund's calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 08/09


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE




                                                                          MCN
                                                                         LISTED
                                                                         NYSE(R)

                                                                    MCN-SAR-0609

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 20, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on June 25, 2008, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 proxy statement.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund
             ------------------------------------------------------

By:      /s/ J. Thomas Futrell
         ------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    September 1, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    September 1, 2009

By:      /s/ Steven M. Hill
         ------------------------------------------------------

Name:    Steven M. Hill

Title:   Chief Accounting Officer, Chief Financial Officer and Treasurer

Date:    September 1, 2009